UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

INTERNATIONAL WESTERN PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55695	46-503476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 N. MacArthur Boulevard, Suite 280
Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 809-6900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of International Western Petroleum, Inc. (the “Company”) was held on November 30, 2017.

The Company’s stockholders voted on nine proposals as follows: (i) to elect Company directors for the ensuing year (Proposal 1); (ii) to approve a proposed reverse stock split at a ratio of 1 for up to 8, which may be implemented at any time within eight months after the date of the Meeting (Proposal 2); (iii) to approve the change of the Company name to Norris Industries, Inc. (Proposal 3); (iv) to approve the creation of Blank Check Preferred Stock (Proposal 4); (v) to approve the Certificate of Designation to create a specific class of preferred stock designated the Series A Preferred Stock (Proposal 5); (vi) to approve 2017 Incentive Plan (Proposal 6); (vii) to approve the increase of the number of authorized shares of the Company after the implementation of the reverse stock split to 150,000,000 shares (Proposal 7); (viii) to obtain an advisory vote on executive compensation (Proposal 8); and (ix) to obtain an advisory vote on the frequency with which the stockholders shall have the advisory say-on-pay vote on executive compensation (Proposal 9).

All nominees for election to the Board as Directors were elected to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until such director’s earlier death, resignation or removal. The stockholders also approved Proposals 2 through 8, and the stockholders approved a three year frequency for the advisory vote on executive compensation. The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Withheld	Broker Non-Votes
Patrick Norris	68,612,856	0	0
Ross Ramsey	68,507,395	105,461	0

	Shares For	Shares Against	Shares Abstaining
Proposal 2	70,350,922	76,482	0
Proposal 3	68,598,606	0	14,250
Proposal 4	67,721,946	72,577	818,333
Proposal 5	67,815,279	72,577	725,000
Proposal 6	67,772,146	8,127	832,583
Proposal 7	69,526,860	799,271	101,333
Proposal 8	67,711,237	61,035	840,584

	One Year	Two Years	Three Years	Abstentions/Broker Non-Votes
Proposal 9	4,862,399	1,000	63,655,967	93,490

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL WESTERN PETROLEUM, INC.

Date: December 4, 2017	By:	/s/ Patrick Norris
Patrick Norris,
Chief Executive Officer